Exhibit 32.1

CERTIFICATION PURSUANT TO

SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, as Chief Executive Officer of AGY Holding Corp. (the “Company”), does hereby certify that to the undersigned’s knowledge:

1) the Company’s quarterly report on Form 10-Q for the quarter ended June 30, 2012 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2) the information contained in the Company’s quarterly report on Form 10-Q for the quarter ended June 30, 2012 fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Richard C. Jenkins
Richard C. Jenkins
Interim Chief Executive Officer
(Principal Executive Officer)

Dated: August 14, 2012

A signed original of this written statement required by Section 906 has been provided to AGY Holding Corp. and will be retained by AGY Holding Corp. and furnished to the Securities and Exchange Commission or its staff upon request.